UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 10, 2022, the Board of Directors (the “Board”) of Lottery.com Inc. (the “Company” or “Lottery.com”) appointed William (Bill) Thompson to the Board, as a Class III director, effective immediately. In addition, Mr. Thompson was appointed to the Audit Committee of the Board and will serve as its chair.

Mr. Thompson, 68, has served since 2019 as Executive Committee Member and Owner of American Triple I Partners, LLC, which manages private equity investments in infrastructure. In addition, in 2015 Mr. Thompson joined Siebert Williams Shank & Co., LLC, an investment banking and financial services company, where he currently serves as Partner, Chief Administrative Officer and Senior Managing Director. Mr. Thompson has also served as a director of SciPlay Corporation since April 2019. Previously, Mr. Thompson was the New York City Comptroller from 2002 through 2009.

Mr. Thompson will participate in the director compensation arrangements applicable to non-employee directors which provide for the following compensation:

●	Annual cash fee of $62,000, with supplemental cash fees of: (i) $5,000, $3,000 and $2,000 for members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively, and (ii) $16,000, $10,500 and $8,000 for chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively;

●	Annual equity grant of restricted stock units with an award value of $100,000 for the Chair of the Board and $65,000 for all other directors, and initial equity grant with an award value of $85,000.

The Company will enter into an indemnification agreement with Mr. Thompson. in the same form as its other directors have entered, which is filed as exhibit 10.6 to the Company’s Registration Statement on Form S-1, filed on November 18, 2021.

Appointment of Chief Financial Officer and Chief Operating Officer

Also on March 10, 2022, Ryan Dickinson, Acting Chief Financial Officer, Chief Operating Officer, President and Treasurer of the Company, stepped down from his position as Chief Operating Officer and was appointed to serve permanently as Chief Financial Officer in addition to his current roles as President and Treasurer. In addition, Kathryn Lever, Chief Legal Officer and Secretary of the Company was appointed to serve as the Chief Operating Officer in addition to her current roles, in each case, effective immediately.

Mr. Dickinson, 43, has been the Company’s Acting Chief Financial Officer, Chief Operating Officer, President and Treasurer since October 2021. Mr. Dickinson joined the Company through its subsidiary AutoLotto, Inc. (“AutoLotto”) in June 2018 as Executive Vice President of Product until October 2018, when he was appointed to President and Chief Operating Officer. Prior to joining the Company, Mr. Dickinson served in leadership positions at AccuWeather, Inc. (“AccuWeather”), including as Product Manager of Mobile Apps from June 2015 until January 2016, as Director of Consumer Products from January 2016 until December 2017, and as Senior Director of Product Management from January 2018 until June 2018. During his time at AccuWeather, Mr. Dickinson was responsible for, among other things, leading teams in research and development initiatives, as well as managing and developing roadmaps for mobile apps and products. From April 2006 until June 2015, Mr. Dickinson worked at MultiAd Services, Inc., a marketing and advertising service provider, where he served as Manager of Web Development, Vice President of Technology, and Senior Vice President of the Product Division.

Ms. Lever, 53, has been the Company’s Chief Legal Officer and Secretary since October 2021. Ms. Lever joined the Company in April 2021 as its first Chief Legal Officer. Prior to joining the Company, Ms. Lever served as General Counsel to companies in the gaming industry, most recently from June 2018 to May 2020, as Chief Legal Counsel to Drew Las Vegas, and as the first operating Executive Vice President and General Counsel at Baha Mar, a Bahamas-based integrated luxury resort casino from January 2017 until June 2018. Previously, Ms. Lever served as Executive Vice President and General Counsel of Scientific Games Corporation, and its acquired entities Bally Technologies, Inc. (“Bally”) and SHFL entertainment, Inc. (“SHFL”) from May 2011 until November 2015. Ms. Lever has over 25 years of legal experience and over 20 years of demonstrated successes in the gaming industry, notably managing and integrating Scientific Games’ $1.3 billion and $5.1 billion acquisitions, respectively, of SHFL and Bally between May 2013 and November 2014, and the 2005 initial public offering of Global Cash Access, Inc. (now Everi Holdings). Ms. Lever has served as a board member of Global Gaming Woman since 2016, and as a board member and the chair of the audit committee of GBank Financial Holdings, Inc., the parent of Bank of George, since April 2019. She holds an LL.B. from the University of Windsor and is licensed to practice law in the State of Nevada and the Province of British Columbia.

Item 7.01 Regulation FD Disclosure.

On March 14, 2022, the Company issued a press release announcing the above referenced appointments, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Document
99.1	Press Release, dated March 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Kathryn Lever
Name:	Kathryn Lever
Title:	Chief Operating Officer and Chief Legal Officer

Date: March 14, 2022

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